UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  April 27, 2007

Bowlin Travel Centers, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-31701	85-0473277
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Louisiana, NE, Albuquerque, New Mexico	87108
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  505-266-5985

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition.

On April 27, 2007, the Registrant issued a press release announcing its financial results for the quarter ended January 31, 2007. A copy of the press release is attached as Exhibit 99.1.

Item 9.01.   Financial Statements and Exhibits

(c)  Exhibits

99.1	Press Release dated April 27, 2007, announcing financial results for the quarter ended January 31, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed n its behalf by the undersigned hereunto duly authorized.

Bowlin Travel Centers, Inc.

Date: April 27, 2007	By:	/s/ MICHAEL L. BOWLIN

Michael L. Bowlin, Chairman of the Board, President and Chief Executive Officer